Exhibit 99.1

For Immediate Release

CRM Holdings, Ltd. To Present at the Sandler O’Neill Financial Services Conference

HAMILTON, Bermuda, June 7, 2006--CRM Holdings, Ltd (“CRM”) (Nasdaq: CRMH), a leading provider of fee-based management and other services for workers’ compensation self-insured groups in New York and California, is scheduled to present at the Sandler O’Neill and Partners, L.P.  Financial Services Conference in New York on Thursday June 8, 2006.

The Company’s presentation will be given by Daniel G. Hickey, Jr., Co-Chief Executive Officer and Chairman of the Board, and by James J. Scardino, Chief Financial Officer, as part of the Specialty Commercial Lines Panel, to take place from approximately 10.15 a.m. to 11.15 a.m. EDT.

The Company will webcast its presentation.  To access the live webcast along with the Company’s slide presentation, please visit the investor information section of the Company’s web site at www.CRMHoldingsLtd.bm. Click on the “Event Calendar” tab.  A replay of the presentation will be available for 30 days following the event.

About CRM Holdings, Ltd.

CRM is a leading provider of fee-based management and other services for workers’ compensation self-insured groups in New York and California. CRM has been in the business of forming and managing self-insured groups in New York since 1999.  In 2003 CRM expanded its business into California. CRM provides self-insured groups with a comprehensive range of services, including assistance in the formation of groups, underwriting, risk assessment, safety and loss control services, medical bill review and case management, general management and recordkeeping, regulatory compliance and, in New York, claims management services. CRM also acts as a broker by placing excess coverage insurance and any required surety bonds for the groups, and reinsures a portion of this excess coverage through its subsidiary, Twin Bridges. Further information can be found on the CRM website at www.CRMHoldingsLtd.bm.

Forward-Looking Statements

Mr. Hickey’s and Mr. Scardino’s remarks during their presentation and their remarks in response to questions may contain certain forward-looking statements within the meaning of federal securities law, including statements concerning plans, objectives, goals, strategies, projections of future events or performance and underlying assumptions (many of which are based, in turn, upon further assumptions). These statements are based on our current expectations and projections about future events and are identified by terminology such as “may,” “will,” “should,” “expect,” “scheduled,” “plan,” “seek,” “intend,” “anticipate,” “believe,” “estimate,” “aim,” “potential,” or “continue” or the negative of those terms or other comparable terminology.

All forward-looking statements involve risks and uncertainties. Although we believe that our plans, intentions and expectations are reasonable, we may not achieve our plans, intentions or expectations. There are or may be important factors that could cause actual results to differ materially from the forward-looking statements we make in this document.  Such risks and uncertainties are discussed in the company’s Form 10-K for the year ended December 31, 2005 and in other documents filed by the company with the Securities and Exchange Commission.  We believe that these factors include, but are not limited to the following:

•	The cyclical nature of the insurance and reinsurance industry;
•	Premium rates;
•	Investment results;
•	Regulatory changes;
•	The estimation of loss reserves and loss reserve development;
•	The occurrence and effects of wars and acts of terrorism;
•	The effects of competition;
•	The possibility that the outcome of any litigation or arbitration proceeding is unfavorable;
•	Failure to retain key personnel;
•	Economic downturns; and
•	Natural disasters.

These risks and others could cause actual results to differ materially from those expressed in any forward-looking statements made.  The Company undertakes no obligation to update publicly or revise any forward-looking statements made.

CRMH-G

Contact Information:

Mark Collinson
CCG Investor Relations
10960 Wilshire Blvd, Ste 2050
Los Angeles, CA  90024
(310) 231-8600 ext. 117

Exhibit 99.1

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Growth of Excess Reinsurance Business

Implications of the New Reinsurance Arrangement

2004 - 2005 Agreement w/ NYMAGIC
2006 Agreement w/ NYMAGIC
2007 Goal
NYMAGIC Portion
Other Reinsurers' Portion
81%
19%
38%
62%
11%
89%
Aggregate Excess Coverage Gross Premiums For the year Ended 12/31/05
Implied Excess Coverage Gross Premiums For the year Ended 12/31/05
CRM Portion
CRM Portion

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[LOGO OF CRM HOLDINGS, L T D]

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Sandler O’Neill Partners
June 2006

“Real People, Real Results, Real Opportunity”

Forward-Looking Statements

This discussion may contain forward-looking statements within the meaning of federal securities law, including statements concerning plans, objectives, goals, strategies, projections of future events or performance and underlying assumptions (many of which are based, in turn, upon further assumptions). These statements are based on our current expectations and projections about future events and are identified by terminology such as “may,” “will,” “should,” “expect,” “scheduled,” “plan,” “seek,” “intend,” “anticipate,” “believe,” “estimate,” “aim,” “potential,” or “continue” or the negative of those terms or other comparable terminology.

All forward-looking statements involve risks and uncertainties. Although we believe that our plans, intentions and expectations are reasonable, we may not achieve our plans, intentions or expectations. There are or may be important factors that could cause actual results to differ materially from the forward-looking statements we make in this document. Such risks and uncertainties are discussed in the company’s Form 10-K for the year ended December 31, 2005 and in other documents filed by the company with the Securities and Exchange Commission. We believe that these factors include, but are not limited to the following:

•	The cyclical nature of the insurance and reinsurance industry;
•	Premium rates;
•	Investment results;
•	Regulatory changes;
•	The estimation of loss reserves and loss reserve development;
•	The occurrence and effects of wars and acts of terrorism;
•	The effects of competition;
•	The possibility that the outcome of any litigation or arbitration proceeding is unfavorable;
•	Failure to retain key personnel;
•	Economic downturns; and
•	Natural disasters.

These risks and others could cause actual results to differ materially from those expressed in any forward-looking statements made. The Company undertakes no obligation to update publicly or revise any forward-looking statements made.

Equity Snapshot

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Publicly traded since	December 21, 2005
Exchange/Symbol:	NASDAQ / CRMH
Price (06/1/2006):	$10.64
Market Capitalization:	$173.8 mil
Shares Outstanding:	16.3 mil
Float:	8.9 mil
Revenues (ttm):	$50.1 mil
Net Income (ttm):	$9.3 mil
Earnings per share (ttm):	$0.80
Price/Earnings (ttm):	13.3
Price/Book (mrq):	2.40

Who We Are

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•	Leading provider of fee-based management and other services for workers’ compensation self-insured groups in New York and California

•	Our two business segments include:

	•	Fee-based management services

66% of revenues and 24% of income before taxes (1)

	•	Excess workers’ compensation reinsurance

33% of revenues and 84% of income before taxes (1)

(1) For the quarter ended 03/31/06

Significant Potential for Top
and Bottom Line Growth

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•	Fee Business

	•	$1 managed premium produces $.18 in revenue = $.02 net income

•	Reinsurance Business

	•	$1 managed premium produces $.21 in revenue = $.05 net income

•	2007 Reinsurance Business Objective

	•	$1 managed premium produces $.21 in revenue = $.07 net income

Growth of Excess Reinsurance
Business

Implications of the New Reinsurance Arrangement

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